Deferred Transaction Costs	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Deferred Transaction Costs
7.	DEFERRED TRANSACTION COSTS
On November 1, 2021, the Company announced an unconditional offer to acquire all outstanding shares of Millennial Lithium Corp. (“Millennial”) at a price of CDN$4.70 per share, payable in a combination of Lithium Americas common shares and cash of CDN$0.001 per Millennial share. The acquisition closed on January 25, 2022 for total consideration of approximately
$389,552. As a term of the offer, the Company paid Millennial $20,000 as a reimbursement of break fees owed under the previous acquisition agreement entered into by Millennial with a third party. The Company also incurred approximately $800 in transaction costs.

In addition, as precondition to closing, the Company deposited $20,000 in an escrow account (included in restricted cash balance) to satisfy any termination fee payable to Millennial in certain circumstances if the acquisition did not close. The funds were returned to the Company in 2022 after the closing date.
The Millennial acquisition is expected to be accounted for as asset acquisition and reflected in the Company’s Q1 2022 financial statements.